Exhibit 10.30

Clackamas County Official Records	2013-058892
Sherry Hall, County Clerk
08/15/2013 12:09:45 PM
M-TDAMD Cnt=5 Stn=1 LESLIE
$40.00 $16.00 $20.00 $10.00 $17.00	$103.00

RECORDING REQUESTED  BY:
Stewart Title Guaranty Company

AND WHEN RECORDED MAIL TO:

Stoel Rives LLP
600 University Street, Suite 3600
Seattle, WA 98101-31 97
Attn:  Virginia M. Pedreira
Loan No.  196590

SPACE ABOVE THIS LINE FOR RECORDER'S  USE

FIRST AMENDMENT TO TRUST DEED, SECURITY AGREEMENT, ASSIGNMENT OF
LEASES AND RENTS AND FIXTURE FILING

(This First Amendment to Trust Deed is executed in duplicate counterpart originals for concurrent recording in Clackamas and Marion Counties, Oregon)

The final due date of the sums secured hereby is September 1, 2020. The maximum principal amount to be advanced is Twenty-Five Millions Dollars ($25,000,000), provided, however that the maximum principal amount to be advanced may be exceeded by advances to complete construction pursuant to ORS 86.155 (2) (c),for reasonable protection of the Real Property, including but not limited to advances to pay real property taxes, hazard insurance premiums, maintenance charges imposed under a declaration of restrictive covenants, reasonable attorneys' fees, and other advances described in the Trust Deeds (defined below).

This First Amendment to Trust Deed, Security Agreement, Assignment of Leases and Rents and Fixture Filing (this "Amendment") is made and entered into this         day of August, 2013, by and between ORM TIMBER OPERATING COMPANY II, LLC, a Delaware limited liability company ("Borrower"), and METROPOLITAN LIFE INSURANCE COMPANY, a New York corporation ("Lender").

RECITALS

A. Borrower has executed for the benefit of Lender (i) that certain Trust Deed, Security Agreement, Assignment of Leases and Rents and Fixture Filing_ dated as of September 1, 2010, recorded in the Official Records of Clackamas County, Oregon on September 1, 2010, under Document No. 2010-054064 (the "Clackamas County Trust Deed"), pertaining to certain real property located in Clackamas County, Oregon more particularly described therein (the  "Clackamas Property")  and (ii) that certain Trust Deed, Security Agreement, Assignment of Leases and Rents and Fixture Filing dated as of September 1, 2010, recorded in the Official Records of Marion County, Oregon on September 1, 2010, under Reel No. 3210, Page No. 331 (the "Marion Counfy Trust Deed"  and,  together  with  the  Clackamas  County  Trust  Deed,  the  "Trust  Deeds"),

REEL 3535 PAGE 197
MARION COUNTY
BILL BURGESS, COUNTY CLERK
08-15-2013 11:55 am.
Control Number 345352 $ 86.00
Instrument 2013 00037914

RECORDING  REQUESTED BY:
Stewart Title Guaranty Company

AND WHEN RECORDED MAIL TO:

Stoel Rives LLP
600 University  Street, Suite 3600
Seattle, WA 98101-3197
Attn:  Virginia M. Pedreira
Loan No. 196590

SPACE ABOVE THIS LINE FOR RECORDER'S USE

FIRST AMENDMENT TO TRUST DEED, SECURITY AGREEMENT, ASSIGNMENT OF
LEASES AND RENTS AND FIXTURE FILING

(This First Amendment to Trust Deed is executed in duplicate counterpart originals for concurrent recording in Clackamas and Marion Counties, Oregon)

The final due date of the sums secured hereby is September 1, 2020. The maximum principal amount to be advanced is Twenty-Five Millions Dollars ($25,000,000), provided, however that the maximum principal amount to be advanced may be exceeded by advances to complete construction pursuant to ORS 86.155 (2) (c),for reasonable protection of the Real Property, including but not limited to advances to pay real property taxes, hazard insurance premiums, maintenance charges imposed under a declaration of restrictive covenants, reasonable attorneys ' fees, and other advances described in the Trust Deeds (defined below).

This First Amendment to Trust Deed, Security Agreement, Assignment of Leases and Rents and Fixture Filing (this "Amendment") is made and entered into this 15th day of August, 2013, by and between ORM TIMBER OPERATING COMPANY II, LLC, a Delaware limited liability company ("Borrower"), and METROPOLITAN LIFE INSURANCE COMPANY, a New York corporation ("Lender").

RECITALS

A. Borrower has executed for the benefit of Lender (i) that certain Trust Deed, Security Agreement, Assignment of Leases and Rents and Fixture Filing dated  as of September 1, 2010, recorded in the Official Records of Clackamas County, Oreg.on on September 1, 2010, under Document No. 2010-054064 (the "Clackamas County Trust Deed"), pertaining to certain real property located in Clackamas County, Oregon more particularly described therein (the "Clackamas Property") and (ii)  that  certain  Trust Deed, Security Agreement, Assignment of Leases and Rents and Fixture Filing dated as of September 1, 2010, recorded in the Official Records of Marion County, Oregon on September 1, 2010, under Reel No. 3210, Page No. 331 (the "Marion County Trust Deed"  and,  together  with  the  Clackamas  County  Trust  Deed,  the  "Trust  Deeds"), pertaining to certain real property located in Marion County, Oregon more particularly described therein (the "Marion Property" and, together with the Clackamas Property, the "Property"). Capitalized terms used but not defined herein shall have the meanings given in the Trust Deeds.

B. The Trust Deeds were executed in connection with that certain loan (the "2010 Loan") made by Lender to Borrower pursuant to that certain Loan Agreement by and between Borrower and Lender dated as of September 1, 2010, as amended pursuant to that certain First Amendment to Loan Agreement dated February 7, 2011 (collectively, as amended, the "Loan Agreement"). The 2010 Loan is evidenced by, among other things, that certain Promissory Note dated September 1, 2010 (the "2010 Note"), made by Borrower payable to the order of Lender in the original principal amount of Eleven Million and Noll 00 Dollars ($11,000,000.00).

C. The Lender has agreed to make an additional loan in the prineipal amount of Fourteen Million and No/100 Dollars ($14,000,00.00) (the "Additional Loan") pursuant to the terms of that certain Second Amendment to Loan Agreement between Lender and Borrower dated as of even date herewith (the "Second Amendment"). All references herein to the Loan Agreement shall refer to the Loan Agreement as modified by the Second Amendment. The Additional· Loan shall be evidenced by that certain Promissory Note dated as of even date herewith in the principal amount of $14,000,000.00 (the "Additional Note").

D. Borrower and Lender desire to modify the Trust Deeds to provide that, in addition to the Secured Obligations, the Trust Deeds secure the obligations set forth in the Second Amendment and as evidenced by the Additional Note.

NOW, THEREFORE, the parties hereby agree as follows:

1. Confirmation of Security Documents. Borrower hereby acknowledges and confirms that (a) the Trust Deeds currently encumber all of the Property as first and valid liens for each of the debts and obligations therein set forth; and (b) the Trust Deeds continue to grant a first and valid security interest in all of the "Collateral" described therein.

2. Obligations Secured. In addition to the Secured Obligations described in the Trust Deeds, the Trust Deeds shall and are hereby granted to secure the Additional Note and the Loan Agreement, as amended, and all debts evidenced by all renewals, extensions, modifications, substitutions and consolidations of the Additional Note and for such purpose, and with respect to the Trust Deeds, the Borrower hereby transfers, grants, bargains, sells, conveys, assigns, warrants and mortgages the Property to Chicago Title Insurance Company, as trustee, its successors and assigns, IN TRUST WITH POWER OF SALE AND RIGHT OF ENTRY AND POSSESSION, to secure all of the obligations evidenced by the Additional Note and the Loan Agreement, as amended, and the Trust Deeds may be judicially or nonjudicially foreclosed in the Event of Default thereunder that is not fully cured within any applicable cure period expressly provided thereby. The defined term "Secured Obligations" is hereby amended to include all of the obligations evidenced by the Additional Note and the Loan Agreement, as amended, and otherwise arising in connection with the Additional Loan.

3. No Agricultural Property. The Property is not used principally or primarily for agricultural or farming purposes.

4. Commercial Deed; Commercial Purpose; Each of the Trust Deeds, as amended hereby, is a commercial deed of trust and not a "residential trust deed", as defined by O.R.S. 86.705 or its successor statutes, and Borrower shall continue the commercial use during the term of the 2010 Loan and the Additional Loan, including any extensions thereof. The proceeds of the Additional Loan will be used exclusively for commercial, business or inyestment purposes rather than for Borrower's owner-occupied residential, personal, family or household use. In the event of default or other act or omission that enables Lender to foreclose either of the Trust Deeds, Lender shall have the right to judicially or non-judicially foreclose the Trust Deeds against the Property.

5. Definitions. As of the date hereof, the term "Loan Agreement" as used in the Trust Deeds shall mean the Loan Agreement as amended, and the term "Note" shall mean, collectively, the 2010 Note and the Additional Note.

6. Representations and Warranties. Borrower hereby reaffirms each of the representations and warranties set forth in the Trust Deeds as of the date hereof.

7. No Implied Modifications. Except as specifically modified in this Amendment, nothing herein contained shall be considered as modifying, releasing, altering or affecting the Trust Deeds, the original priority of the Trust Deeds, or the rights, benefits, duties or obligations of the parties thereto. It is further recognized and agreed that any and all other documents and security agreements entered into between any of the parties hereto which are in any manner connected with the indebtedness evidenced by the Additional Note shall remain in full force and effect unless specifically canceled or amended by an instrument in writing by Lender.

8. Attorneys' Fees. The prevailing party in any arbitration or litigation concerning this Amendment shall be entitled to be paid its court costs and reasonable attorneys' fees by the party against whom judgment is rendered, including such costs and fees as may be incurred on appeal.

9. Assignments Prohibited. This Amendment may not be assigned by the Borrower in whole or in part, voluntarily or involuntarily (including a transfer to a receiver or bankruptcy estate), without the prior and express written consent of the Lender in each instance or as otherwise expressly agreed to under and subject to the Borrower's satisfaction of the conditions in the Loan Agreement and Trust Deeds. Subject to the foregoing this Amendment shall bind and inure to the benefit of the parties and their respective heirs, successors and assigns.

10. No Subordination. This Amendment does not constitute nor is it intended to be or create a subordination of the lien of the Trust Deeds to any other lien on or interest in the property encumbered thereby whether created or recorded before or after the Trust Deeds.

11. Time of Performance. Time is of the essence of each and every term, covenant and condition hereof.

12. Reaffirmation. Each of the terms, provisions and covenants of the Trust Deeds are hereby confirmed and reaffirmed by Borrower as of the date hereof, as such terms, provisions or covenants are modified by this Amendment.

13. Counterparts. This Amendment may be executed in two or more counterparts, all of which shall constitute but one and the same instrument. The signature pages of exact copies of this Amendment may be attached to one copy to form one complete document.

BORROWER HEREBY DECLARES AND ACKNOWLEDGES
THAT BORROWER HAS RECEIVED, WITHOUT CHARGE, A
TRUE COPY OF THIS FIRST AMENDMENT TO TRUST DEED.

UNDER OREGON LAW, MOST AGREEMENTS, PROMISES
AND COMMITMENTS MADE BY LENDER CONCERNING
LOANS AND OTHER CREDIT EXTENSIONS WHICH ARE
NOT FOR PERSONAL, FAMILY OR HOUSEHOLD PURPOSES
OR SECURED SOLELY BY THE BORROWER'S RESIDENCE
MUST BE IN WRITING, EXPRESS CONSIDERATION AND BE
SIGNED BY THE LENDER TO BE ENFORCEABLE.

[signature page immediately follows]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment the day and year first above written.

BORROWER:

ORM TIMBER OPERATINGCOMPANY II, LLC,
a Delaware limited liability company

By:	Olympic Resource Management LLC, a Washington limited liability company
Its Manager

By:
David L. Nunes
President & Chief Executive Officer

LENDER:

METROPOLITAN LIFE INSURANCE COMPANY, a New York corporation

By:
	Printed Name:	W. Kirk Purvis
	Title:	Director

STATE OF WASHINGTON	)
)ss.
COUNTY OF _______________	)

On this ______________ day of August, 2013, before me personally appeared DAVID L. NUNES, to me known to be the President and Chief Executive Officer of Olympic Resource Management, LLC, a Washington limited liability company and the Manager of ORM Timber Operating Company II, LLC, the Delaware limited liability company that executed the within and foregoing instrument, and acknowledged said instrument to be the free and voluntary act and deed of said companies, for the uses and purposes therein mentioned, and on oath stated that he was authorized to execute said instrument on behalf of Olympic Resource Management, LLC, and that he was authorized to do so on behalf of ORM Timber Operating Company II, LLC.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year first above written.

Signature: ___________________________

Name (Print): _________________________

NOTARY PUBLIC in and for the State of Washington, residing at _______________
My appointment expires: _________________

STATE OF TENNESSEE	)
)
COUNTY OF SHELBY	)

On                                          , 2013, before  me, ________________________ Notary Public of the State and County aforementioned, personally appeared  W.  Kirk Purvis, with whom I am personally acquainted (or proved to me on the basis of satisfactory evidence), and who, upon oath, acknowledged himself  to  be  a Director  of Metropolitan Life Insurance Company, a New York corporation and as such Director, executed the foregoing instrument  for the purpose  therein contained  and acknowledged  the instrument to be the free act and deed of the corporation.

I certify under PENALTY OF PERJURY under the laws of the State of Tennessee that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

Signature: ___________________________     (seal)